EXHIBIT 16

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                            CUTLER EQUITY INCOME FUND

Note:  All performance is for the period ended:   JUNE 30, 1997
                                               ------------------------

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

        SEC Formula: T = ({{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}1 / n )-1

              where: T = average annual total return
                     P = initial payment of $1,000
                     n = number of years
                     ERV = ending redeemable value of the initial payment at the end of the period

a.         Average Annual Total Return (assuming deduction of the maximum sales/
           ---------------------------    purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       Average Annual total Return (assuming no deduction of sales/purchase/
         ---------------------------      redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        1/2        1/12        1/4         1/2          1           3           5          10         4.5
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1225.70     1052.30    1159.80     1225.70     1376.50     2007.50        -          -        1988.70
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)       50.23       84.27      80.96       50.23       37.65       26.12         -          -         16.49
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where:         C  =   cumulative   total   return   of  the
                        investment  over  the  specified  period
                        T = average  annual total return (see above)
                        P = initial  payment  of  $1,000
                        n =  number  of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on ____) (i.e., lower of purchase amount or redemption amount)

a.       Cumulative Total Return (assuming deduction of the maximum sales/
         -----------------------    purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       Cumulative Or Aggregate Total Return (assuming no deduction of sales/
         ------------------------------------    purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        1/2        1/12        1/4         1/2          1           3           5          10         4.5
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1225.70     1052.30    1159.80     1225.70     1376.50     2007.50        -          -        1988.70
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)       22.57       5.23       15.98       22.57       37.65       100.75        -          -         98.87
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

               where:               Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
      130,076.35               43,944.44            3,857,286.95               16.06                   1.67
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

               where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
                            NA                                                         NA
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------

----------------------------- ----------------------------- ---------------------------- ----------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                            CUTLER APPROVED LIST FUND

Note:  All performance is for the period ended:   JUNE 30, 1997
                                               ------------------------

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

        SEC Formula: T = ({{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}1 / n )-1

              where: T = average annual total return
                     P = initial payment of $1,000
                     n = number of years
                     ERV = ending redeemable value of the initial payment at the end of the period
                     S = Maximum initial sales charge
                     R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a.       Average Annual Total Return (assuming deduction of the maximum sales/
         ---------------------------     purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       Average Annual Total Return (assuming no deduction of sales/purchase/
         ---------------------------     redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        1/2        1/12        1/4         1/2          1           3           5          10         4.5
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1204.70     1051.50    1162.70     1204.70     1311.80     1974.00        -          -        1985.10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)       45.13       82.72      82.73       45.13       31.18       25.42         -          -         16.44
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

           where: C = cumulative   total   return   of  the investment over  the
                  specified  period
                  T = average  annual total return (see above)
                  P = initial  payment  of  $1,000
                  n =  number  of years
                  ERV = ending redeemable value of the initial payment at the end of the period

a.       Cumulative Total Return (assuming deduction of the maximum sales/
         -----------------------     purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       Cumulative Or Aggregate Total Return (assuming no deduction of sales/
         ------------------------------------     purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        1/2        1/12        1/4         1/2          1           3           5          10         4.5
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1204.70     1051.50    1162.70     1204.70     1311.80     1974.00        -          -        1985.10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)       20.47       5.15       16.27       20.47       31.18       97.40         -          -         98.51
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
       61,750.70               35,626.81            1,915,782.54               18.33                   0.89
------------------------ ---------------------- ---------------------- ----------------------- ----------------------



4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate


----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

               where:      Rate = 30 day distribution rate
                           a = distributions in last 30 days
                           b = number of 30 day periods in year
                           c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------

----------------------------- ----------------------------- ---------------------------- ----------------------------